UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2021 (December 1, 2020)

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on December 7, 2020 (the “Original Form 8-K”) in connection with the completion of the acquisition of the Kandy Communications Business of Ribbon Communications Inc. (the “Business”) as disclosed therein. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following financial statements of the Business are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99. 1 – The historical audited financial statements of the Business as of December 31, 2019 and 2018, including the related Report of Independent Registered Public Accounting Firm thereon.

Exhibit 99.2 – The abbreviated financial statements of the Business for the nine months ended September 30, 2020 and 2019 (unaudited).

(b)	Pro forma financial statements.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.3 – Unaudited pro forma combined financial information and explanatory notes for the Business as of September 30, 2020, for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1	Amended and Restated Purchase Agreement, dated December 1, 2020, by and among American Virtual Cloud Technologies, Inc., Ribbon Communications Inc., Ribbon Communications Operating Company, Inc. and Ribbon Communications International Limited (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 7, 2020, and incorporated herein by reference).
23.1	Consent of UHY, LLP.
99.1	Historical audited financial statements of the Business as of December 31, 2019 and 2018, including the related Report of Independent Registered Public Accounting Firm thereon.
99.2	Abbreviated financial statements of the Business for the nine months ended September 30, 2020 and 2019 (unaudited).
99.3	Unaudited pro forma combined financial information and explanatory notes for the Business as of September 30, 2020, for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas H. King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: January 27, 2021

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